UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	June 14, 2011

Laredo Oil, Inc.
(Exact Name of Registrant as Specified in Charter) Delaware
(State or Other Jurisdiction of Incorporation)

333-153168	26-2435874
(Commission File Number)	(IRS Employer Identification No.)

111 Congress Avenue, Suite 400 Austin, Texas	78701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(512) 279-7870

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 14, 2011, Laredo Oil, Inc. (“the Company”) entered into several agreements with Stranded Oil Resources Corporation (“SORC”), an indirect, wholly owned subsidiary of Alleghany Corporation (“Alleghany”), to seek recovery of stranded crude oil from mature, declining oil fields by using the Enhanced Oil Recovery (“EOR”) method known as Underground Gravity Drainage (“UGD”). Such agreements consist of a License Agreement between the Company and SORC (the “License Agreement”), a License Agreement between the Company and Mark See, the Company’s Chairman and CEO  (the “MS-Company License Agreement”), an Additional Interests Grant Agreement between the Company and SORC, a Management Services Agreement between the Company and SORC (the "MSA"), a Finder’s Fee Agreement between the Company and SORC and a Stockholders Agreement among the Company, SORC and Alleghany Capital Corporation, each of which are dated June 14, 2011 (collectively, the “Agreements”).

The Agreements stipulate that the Company and Mark See, Laredo Chairman and CEO, will provide management and expertise through exclusive, perpetual license agreements and a management services agreement with SORC.  As consideration for the licenses to SORC, the Company will receive an interest in SORC net profits as defined in the License Agreement (the “Royalty”) which will range from 17.25% to 19.99%.  Under the License Agreement, the Company agreed that a portion of the Royalty equal to at least 2.25% of the net profits shall be used to fund a long term incentive plan for the benefit of its employees, as determined by the Company’s Board of Directors. Additionally, in the event of a SORC IPO or other defined corporate event, the Company will receive a minimum of 17.25%, but not more than 19.99%, of the SORC common equity or proceeds emanating from the event in exchange for termination of the Royalty.   Under certain circumstances regarding termination of exclusivity and license terminations, the Royalty could be reduced to 7.25%.

The Management Services Agreement provides that the Company will provide the services of key employees (“Key Persons”), including Mark See, in exchange for monthly and quarterly management service fees.  Mark See will act as the CEO of SORC pursuant to the MSA. He and other members of Company management will spend substantially all of their time and effort in fulfilling the terms of the agreement whereby they use their best efforts to evaluate, acquire, develop and recover crude oil from fields conducive to the UGD oil recovery method.  The quarterly management services fee is $122,500 and the monthly management services fee is comprised of the salaries, benefit costs, and FICA taxes for the Key Persons identified in the agreement.  In addition, SORC will reimburse the Company for expenses incurred by the Key Persons in connection with their rendition of services under the MSA.  The Company may submit written requests to SORC for additional funding for payment of the Company’s operating costs and expenses which SORC, in its sole and absolute discretion, will determine whether to fund.

It is expected that SORC will be funded solely by Alleghany Capital Corporation, a wholly-owned subsidiary of Alleghany (“Alleghany Capital”), in exchange for issuance by SORC of 12% Cumulative Preferred Stock and common stock.   Prior to Laredo Oil receiving any cash distributions from SORC, all accrued dividends must be paid and preferred shares redeemed.  The initial funding commitment, subject to various conditions including certain milestones, is $16 million which can be increased by the SORC Board of Directors.

The Additional Interests Grant Agreement provides that from June 14, 2011 until August 13, 2011, SORC shall fund the Company an aggregate amount not to exceed $415,000 to be used by the Company for the sole purpose of paying and retiring in full one or more of the Company’s debt obligations.  Under the Finder’s Fee Agreement, SORC agreed to fund the Company for amounts payable to Sunrise Securities Corporation (“Sunrise”) for certain finder’s fees relating to Alleghany’s potential investment in SORC, which amounts shall not exceed $1,100,000 in the aggregate.  Under the MS-Company License Agreement, Mark See granted the Company an exclusive license to use certain “Licensed Intellectual Property” (as defined therein) solely for the purpose of including such “Licensed Intellectual Property” in the “Licensed Intellectual Property” which is the subject of the license granted to SORC under the Company License Agreement.  The Stockholders Agreement, which shall not be effective unless and until the Royalty is converted into SORC common stock pursuant to the License Agreement, provides, among other things, that the Company shall have certain registration rights in respect of the SORC common stock it acquires.

This foregoing description of the terms of the Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the Agreements attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6., which are incorporated by reference into this Item 1.01.  The information provided in Item 3.02 below is incorporated by reference into this Item 1.01.

Item 3.02. Unregistered Sales of Equity Securities

As payment for arranging the transaction between the Company and SORC, the Company has agreed to issue Sunrise Securities Corporation warrants equal to 10% of the total issued and outstanding fully diluted number of shares of common stock of the Company.  The warrants have a term of 10 years and contain customary terms including provisions for cashless exercise, change of control, full antidilution, and customary demand and piggyback registration rights.  A copy of the form of warrant is attached as Exhibit 10.7 to this Current Report on Form 8-K and is incorporated by reference into this Item 3.02.

Item 8.01. Other Events.

On June 14, 2011, the Company issued a press release announcing the Company’s entry into certain agreements with SORC.  A copy of this release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	License Agreement dated June 14, 2011 between Laredo Oil, Inc. and Stranded Oil Resources Corporation
10.2	License Agreement dated June 14, 2011 between Mark See, an individual and Laredo Oil, Inc.
10.3	Additional Interests Grant Agreement dated June 14, 2011 between Stranded Oil Resources Corporation and Laredo Oil, Inc.
10.4	Stockholders Agreement dated June 14, 2011 among Laredo Oil, Inc., Alleghany Capital Corporation and Stranded Oil Resources Corporation
10.5	Management Services Agreement dated June 14, 2011 between Laredo Oil, Inc. and Stranded Oil Resources Corporation
10.6	Finder’s Fee Agreement dated June 14, 2011 between Stranded Oil Resources Corporation and Laredo Oil, Inc.
10.7	Form of Common Stock Purchase Warrant.
99.1	Press Release dated June 14, 2011 announcing Laredo Oil Enters Into Agreements with Subsidiary of Alleghany Corporation to Seek Recovery of Stranded Oil.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAREDO OIL, INC.

Date: June 20, 2011	By:	/s/ Bradley E. Sparks
Bradley E. Sparks
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
10.1	License Agreement dated June 14, 2011 between Laredo Oil, Inc. and Stranded Oil Resources Corporation
10.2	License Agreement dated June 14, 2011 between Mark See, an individual and Laredo Oil, Inc.
10.3	Additional Interests Grant Agreement dated June 14, 2011 between Stranded Oil Resources Corporation and Laredo Oil, Inc.
10.4	Stockholders Agreement dated June 14, 2011 among Laredo Oil, Inc., Alleghany Capital Corporation and Stranded Oil Resources Corporation
10.5	Management Services Agreement dated June 14, 2011 between Laredo Oil, Inc. and Stranded Oil Resources Corporation
10.6	Finder’s Fee Agreement dated June 14, 2011 between Stranded Oil Resources Corporation and Laredo Oil, Inc.
10.7	Form of Common Stock Purchase Warrant.
99.1	Press Release dated June 14, 2011 announcing Laredo Oil Enters Into Agreements with Subsidiary of Alleghany Corporation to Seek Recovery of Stranded Oil.